                                                                    Exhibit 10.5

                          PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of March 18, 1996, is among Hub Group, Inc., a Delaware corporation ("Hub Group"), the sellers identified on the signature pages hereto (each, a "Seller") and Hub Group Distribution Services, an Illinois general partnership ("Hub Distribution"), Hub City Terminals, Inc., a Delaware corporation, and Hub Group Associates, Inc., an Illinois corporation ("Hub Associates").

     WHEREAS, each of the Sellers owns an interest in Hub Distribution; and

     WHEREAS, the Sellers desire to sell their respective interests (the "Interests") in Hub Distribution to Hub Group and Hub Group desires to purchase such Interests on the terms and subject to the conditions described herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, the parties hereto agree as follows:


1. Purchase By Hub Group. Subject to the terms and conditions herein set forth, Hub Group agrees to purchase the Interests owned by each Seller in exchange for the Purchase Consideration. For purposes of this Agreement, the following definitions shall apply:

          (a) "Applicable Seller's Percentage" shall mean the percentage set forth opposite such Seller's name on Exhibit A attached hereto.

          (b) "Class A Common Stock" shall mean the shares of Class A Common Stock, $0.01 par value per share, of Hub Group.

          (c) "Hub Distribution Value" shall mean the product of (i) the 1995 projected consolidated after tax net earnings of Hub Group after giving effect to the IPO, including projected after tax investment income generated from working capital raised in connection with the IPO and before provision for minority interest all as determined in the good faith judgment of the board of directors of Hub Group times (ii) 0.015 times
     (iii) the Price/Earnings Multiple.

          (d) "IPO" shall mean the initial public offering of shares of Class A Common Stock by Hub Group.

          (e) "Purchase Consideration" shall mean, with respect to any Seller, an amount in cash equal to the quotient obtained by dividing (1) the product of (i) the difference between (A) the product of (x) the Hub Distribution Value, times (y) 0.6305 times (z) 30% and (B) the sum of (x) 1.0695% of the estimated costs of the IPO as set forth in Item 13 of Part II of the registration statement of Hub Group in connection with the IPO, (y) 1.0695% of the amount of working capital retained by Hub Group from the proceeds of the IPO as set forth in the Prospectus and (z) 1.0641% of the aggregate amount received by the underwriters in connection with the IPO (but not including the commissions received by the underwriters from the sale of Class A Common Stock by any selling stockholder of Hub Group and without giving effect to the exercise, if any, of the underwriters' over-allotment option) times (ii) such Seller's Applicable Seller's Percentage by (2) 0.6305.

          (f) "Per Share IPO Price" shall mean the price per share of Class A Common Stock of Hub Group as set forth in the Prospectus.

          (g) "Price/Earnings Multiple" shall mean the amount determined by dividing (i) the Per Share IPO Price by (ii) the 1995 projected consolidated after tax net earnings per share of Hub Group after giving effect to the IPO, including projected after tax investment income generated from working capital raised in connection with the IPO and after giving effect to minority interest all as determined in the good faith judgment of the board of directors of Hub Group.

          (h) "Prospectus" shall mean the prospectus forming a part of Hub Group's registration statement in connection with the IPO, in the form in which such prospectus is first filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

     2. Sale by Sellers. Subject to the terms and conditions herein set forth, each Seller agrees to sell for the consideration set forth above the Seller's Interest.

     3. Closing. The purchase of the Interests shall occur simultaneously with the closing of the IPO. The closing shall take place at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603. Notwithstanding anything to the contrary contained in this Agreement, the transactions contemplated hereby shall not close and this Agreement shall terminate and no party shall have any liability hereunder (other than as contemplated by Section 13) if the IPO is not consummated.

     4. Representations and Warranties of Hub Group. Hub Group hereby represents and warrants to each Seller as follows:

          (a) Due Organization. Hub Group is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power to own its properties and to conduct its business as now conducted.

          (b) Authorization. Hub Group has the requisite power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Hub Group and constitutes a valid and binding agreement, enforceable against Hub Group in accordance with its terms except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor compliance with the terms, conditions or provisions of this Agreement will be a violation of any of the terms, conditions or provisions of Hub Group's Certificate of Incorporation or bylaws or of any material agreement or instrument to which it is a party or by which it or its material properties may be bound, or constitute a default or create a right of termination or acceleration thereunder.

          (c) Consents and Approvals. No consent, authorization or approval of, filing or registration with, or cooperation from, any governmental authority or any other person not a party to this Agreement is necessary in connection with the execution, delivery and performance by Hub Group of this Agreement and the consummation of the transactions contemplated hereby, other than such consents, authorizations or approvals of, or filings or registrations with, or cooperation from, the Securities and Exchange Commission and state securities commissions in connection with the IPO.

     5. Representations and Warranties of Sellers. Each Seller hereby represents and warrants to Hub Group as follows:

          (a) Due Organization. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power to own its properties and to conduct its business as now conducted. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with power to own its properties and to conduct its business as now conducted.

          (b) Authorization. Seller has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles. None of the execution and delivery of this Agreement, consummation of the transactions contemplated hereby or compliance with the terms, conditions or provisions of this Agreement, will be a violation of any of the terms, conditions or provisions of any material agreement or instrument to which Seller is a party or by which Seller may be bound, or constitute a default or create a right of termination or acceleration thereunder.

          (c) Title. Seller has good and marketable title to its Interest and owns such Interest free and clear of all liens, encumbrances, claims, security interests and defects. Such Interest was duly and validly issued and fully paid

          (d) Complete Transfer of Interest. The assignments, endorsements, powers and other instruments of transfer delivered by Seller to Hub Group will be sufficient to transfer its Interest. Seller has full power and authority to convey good and marketable title to the Interest, and upon such transfer, Hub Group will receive good and marketable title thereto, free and clear of all liens.

     6. Conditions to the Obligations of Hub Group. The obligations of Hub Group under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties in this Agreement made by Sellers shall be true in all material respects on the date hereof.

          (b) Performance. Each Seller shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by Seller.

          (c) Injunctions. No preliminary or permanent injunction or other final order by any United States Federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

     7. Conditions to the Obligations of Seller. The obligations of Sellers under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties in this Agreement made by Hub Group shall be true in all material respects on the date hereof.

          (b) Performance. Hub Group shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it.

          (c) Injunctions. No preliminary or permanent injunction or other final order by any United States Federal or state court shall have been issued which prevents the consummation of the transactions contemplated hereby.

     8. Option. Each Seller hereby grants to Hub Group an option (the "Option") on the terms and at the times specified herein to purchase the Seller's remaining Interest in Hub Distribution. At any time on or prior to the third anniversary of the closing pursuant to Section 3, Hub Group shall have the right to purchase all (but not less than all) of the Seller's Interest in

Hub Distribution at the price set forth opposite such Seller's name on Exhibit A attached hereto. Hub Group may exercise its rights hereunder by giving the applicable Seller written notice of its intention to exercise the Option prior to the expiration thereof. The closing of any exercise of the Option shall take place at the offices of Hub Group within 30 days after the date of the notice of exercise. Upon the closing of the transactions contemplated by an exercise of the Option, the applicable Seller shall convey to Hub Group its Interest and Hub Group shall deliver to such Seller the amount in cash set forth opposite such Seller's name on Exhibit A attached hereto.

     9. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates, but shall not be assignable by any party hereto without the prior written consent of the other parties hereto.

     10. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be given by delivery, by telex, telecopier or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

     If to Hub Group:

     Hub Group, Inc.
     377 East Butterfield Road
     Suite 700
     Lombard, IL  60148
     Attention:  David P. Yeager
     Facsimile:  (708) 964-6475

     If to any Seller, to such Seller's address set forth on Exhibit A hereto. Such notice may also be sent to such other address with respect to a party as such party shall notify the other in writing.

     11. Waiver. No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived. Each party hereto hereby consents to the transfer of the Interests hereunder on behalf of itself and, in the case of Hub Associates, on behalf of Hub Distribution.

     12. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates.

     13. Expenses. Except as otherwise expressly contemplated herein to the contrary, regardless of whether the transactions contemplated hereby are consummated, Hub Group shall pay all expenses of the parties hereto incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     14. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     15. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     16. Captions. The Section and Paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     18. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

                                HUB GROUP, INC.


                                By:      *
                                   ------------------------------
                                   David P. Yeager
                                   Vice Chairman

                                HUB GROUP DISTRIBUTION SERVICES, an
                                Illinois general partnership

                                By:  HUB GROUP ASSOCIATES, INC.,
                                     its Managing Partner


                                By:      *
                                   ------------------------------
                                   David P. Yeager
                                   Authorized Officer

                                      HUB CITY TERMINALS, INC.
                                      HUB GROUP ASSOCIATES, INC.


                                      By:             *
                                         -----------------------------
                                         David P. Yeager
                                         Authorized Officer

                                      SELLERS:

                                      HUB CITY ALABAMA TERMINALS, INC.
                                      HUB CITY ATLANTA TERMINALS, INC.
                                      HUB CITY BOSTON TERMINALS, INC.
                                      HUB CITY CLEVELAND TERMINALS, INC.
                                      HUB CITY DALLAS TERMINALS, INC.
                                      HUB CITY DETROIT TERMINALS, INC.
                                      HUB CITY FLORIDA TERMINALS, INC.
                                      HUB CITY GOLDEN GATE TERMINALS, INC.
                                      HUB CITY HOUSTON TERMINALS, INC.
                                      HUB CITY INDIANAPOLIS TERMINALS, INC.
                                      HUB CITY KANSAS CITY TERMINALS, INC.
                                      HUB CITY LOS ANGELES TERMINALS, INC.
                                      HUB CITY MID ATLANTIC TERMINALS, INC.
                                      HUB CITY NEW HAVEN TERMINALS, INC.
                                      HUB CITY TERMINALS OF NEW ORLEANS, INC.
                                      HUB CITY NEW YORK STATE TERMINALS, INC.
                                      HUB CITY TERMINALS, INC.,
                                      NEW YORK-NEW JERSEY
                                      HUB CITY NORTH CENTRAL, INC.
                                      HUB CITY OHIO TERMINALS, INC.
                                      HUB CITY PHILADELPHIA TERMINALS, INC.
                                      HUB CITY PITTSBURGH TERMINALS, INC.
                                      HUB CITY PORTLAND TERMINALS, INC.
                                      HUB CITY RIO GRANDE TERMINALS, INC.
                                      HUB CITY TERMINALS INCORPORATED, ST. LOUIS
                                      HUB CITY TENNESSEE TERMINALS, INC.
                                      HUB GROUP PARTNERS, INC.


                                      By:             *
                                         -----------------------------
                                         David P. Yeager
                                         Authorized Officer

                           *

                By: /s/ David P. Yeager
                    --------------------------
                    David P. Yeager

                                   EXHIBIT A

                        APPLICABLE SELLER'S PERCENTAGE
                        ------------------------------

                                                         Applicable
                                                          Seller's        Option
Seller                                                   Percentage       Price
------                                                   ----------      -------

Hub City Alabama Terminals, Inc..........................   0.65%        $15,640
 2100 Riverchase Center
 Suite 110
 Birmingham, AL  35244
 Facsimile:  (205) 988-3650
Hub City Atlanta Terminals, Inc..........................   2.60          62,561
 3700 Market St.
 Bldg. E - Suite 2
 Clarkson, GA  30021
 Facsimile:  (404) 294-0464
Hub City Boston Terminals, Inc...........................   1.95          46,921
 225 Turnpike Rd. - 3rd Floor
 Southboro, MA  01772
 Facsimile:  (508) 460-0952
Hub City Cleveland Terminals, Inc........................   0.65          15,640
 7000 Fitzwater Rd.
 Suite 201
 Brecksville, OH  44141
 Facsimile:  (216) 526-2672
Hub City Dallas Terminals, Inc...........................   0.65          15,640
 1700 Alma Drive - Suite 550
 Plano, TX  75075
 Facsimile:  (214) 422-5876
Hub City Detroit Terminals, Inc..........................   1.95          46,921
 800 N. Crooks
 Clawson, MI  48017
 Facsimile:  (810) 280-6425
Hub City Florida Terminals, Inc..........................   0.65          15,640
 2105 Park Ave. - Suite 17
 Orange Park, FL  32073
 Facsimile:  (904) 264-8588
Hub City Golden Gate Terminals, Inc......................   1.95          46,921


                                                         Applicable
                                                          Seller's        Option
Seller                                                   Percentage       Price
------                                                   ----------      -------

 31 Panoramic Way
 Walnut Creek, CA  94595
 Facsimile:  (510) 930-0299
Hub City Houston Terminals, Inc.........................    0.65%        $15,640
 1770 St. James Place
 Suite 602
 Houston, TX  77056
 Facsimile:  (713) 622-7775
Hub City Indianapolis Terminals, Inc....................    1.95          46,921
 921 E. 86th Avenue
 Suite 100
 Indianapolis, IN  46240
 Facsimile:  (317) 475-7335
Hub City Kansas City Terminals, Inc.....................    1.30          31,280
 9250 Glenwood Street
 Overland Park, KS  66212
 Facsimile:  (913) 381-6334
Hub City Los Angeles Terminals, Inc.....................    1.95          46,921
 1698 Greenbriar Land
 Suite 224
 Brea, CA  92621
 Facsimile:  (714) 671-0854
Hub City Mid Atlantic Terminals, Inc....................    0.65          15,640
 8600 LaSalle Rd.
 Oxford Bldg., Suite 633
 Towson, MD  21286
 Facsimile:  (410) 583-5310
Hub City New Haven Terminals, Inc.......................    1.95          46,921
 1171 Main St. - Suite 8
 P.O. Box 1085
 Branford, CT  06405
 Facsimile  (203) 481-8328
Hub City Terminals of New Orleans, Inc..................    0.65          15,640
 285 West Esplanade Ave.
 Suite 406
 Kenner, LA  70065
 Facsimile:  (504) 469-4922
Hub City New York State Terminals, Inc..................    0.65          15,640


                                                         Applicable
                                                          Seller's        Option
Seller                                                   Percentage       Price
------                                                   ----------      -------
 150 Allens Creek Rd.
 Rochester, NY  14618
 Facsimile:  (716) 271-1465
Hub City Terminals, Inc., New York-New Jersey...........    1.95%        $46,921
 115 Grande Avenue
 Englewood, NJ  07631-3521
 Facsimile:  (201) 816-01343
Hub City North Central, Inc.............................    1.95          46,921
 9242 W. National Ave.
 Milwaukee, WI  53227
 Facsimile:  (414) 545-7424
Hub City Ohio Terminals, Inc............................    3.25          78,201
 7015 W. Spring Meadows Drive
 Suite 201
 Holland, OH  43258
 Facsimile:  (419) 867-4110
Hub City Philadelphia Terminals, Inc....................    0.65          15,640
 407 W. Lincoln Highway
 Suite 100
 Exton, PA  19341-2521
 Facsimile:  (610) 524-6405
Hub City Pittsburgh Terminals, Inc......................    1.95          46,921
 2550 Boyce Plaza Rd.
 Suite 200
 Pittsburgh, PA  15241
 Facsimile:  (412) 257-4224
Hub City Portland Terminals, Inc........................    1.95          46,921
 10550 S.W. Allen Blvd.
 Suite 211
 Beaverton, OR  97005
 Facsimile:  (503) 626-4002
Hub City Rio Grande Terminals, Inc......................    0.65          15,640
 8209 Roughrider - Suite 200
 San Antonio, TX 78239-2420
 Facsimile:  (210) 656-1257
Hub City Terminals, Incorporated, St. Louis.............    1.95          46,921
 10420 Old Olive Street Rd.
 3rd Floor


                                                         Applicable
                                                          Seller's        Option
Seller                                                   Percentage       Price
------                                                   ----------      -------
 St. Louis, MO  63141
 Facsimile:  (314) 993-1317
Hub City Tennessee Terminals, Inc..............             1.95%        $46,921
 751 Walnut Knoll Lane
 Memphis, TN  38018
 Facsimile:  (901) 758-0099
Hub Group Partners, Inc........................             26.00        625,625
 1035 Havens Court
 Downers Grove, IL  60515
 Facsimile:  (708) 971-2421

                                     A-4